SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2019

ZZLL INFORMATION TECHNOLOGY, INC.

(FKA GREEN STANDARD TECHNOLOGIES, INC.)

 (Exact name of registrant as specified in its charter)

Nevada	333-134991	20-348653
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 1504, 15/F, Carnival Commercial Building,

18 Java Road, North Point, Hong Kong

Tel: (852) 3705 1571

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [   ]  Yes [X]  No

Item 4.01 -Changes In Registrant’s Certifying Accountant

The Board of Directors of ZZLL Information Technology, Inc. (the "Company"), acting as the Company’s Audit Committee, announces that it has appointed Lo & Kwong C.P.A. Company Limited (“LKC”) as the Company’s independent auditor for the 2019 fiscal year ending December 31, 2019, replacing Centurion ZD CPA & Co. (“CZD”).  LKC’s address is Suites 313-316, 3/F, Shui On Centre, Nos. 6-8 Harbour Road, Wanchai, Hong Kong.

This action effectively terminates the Company's engagement of CZD for the fiscal year ending December 31, 2019.  Through the date of this Form 8-K, there have been no disagreements with CZD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to CZD’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  For the year ended December 31, 2018 and 2017 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CZD with a copy of this form 8-K and the Company has requested that CZD furnish a letter addressed to the Commission stating whether they agree with the statements above.

For the years ended December 31, 2018 and 2017 and through the date of this form 8-K, neither the Company nor anyone acting on the Company's behalf consulted LKC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  CZD has been asked to review this disclosure and CZD has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01 -Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZZLL INFORMATION TECHNOLOGY, INC.
Dated: July 10, 2019	By:	/s/Sean Webster
Sean Webster, President

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